Exhibit 21.1

BUCKEYE PARTNERS, L.P.

SUBSIDIARIES OF THE REGISTRANT

Subsidiary	Jurisdiction of Organization
Bahamas Oil Refining Company International Limited	Bahamas
Baproven Limited	Bahamas
Borco Towing Company Limited	Bahamas
Buckeye Albany Terminal LLC	Delaware
Buckeye Atlantic Holdings GP LLC	Delaware
Buckeye Atlantic Holdings LLC	Delaware
Buckeye Bayonne Terminal LLC	Delaware
Buckeye Caribbean Holdings Limited	Cayman Islands
Buckeye Caribbean Terminals LLC	Puerto Rico
Buckeye Development & Logistics I LLC	Delaware
Buckeye Development & Logistics II LLC	Delaware
Buckeye East Chicago Railroad LLC	Delaware
Buckeye Energy Holdings LLC	Delaware
Buckeye Energy Services LLC	Delaware
Buckeye Fuel Services and Logistics LLC	Delaware
Buckeye Gas Storage LLC	Delaware
Buckeye GP LLC	Delaware
Buckeye Hammond Railroad LLC	Delaware
Buckeye JV Holding LLC	Delaware
Buckeye Linden Pipe Line Company LLC	Delaware
Buckeye Pennsauken Terminal LLC	Delaware
Buckeye Perth Amboy Terminal LLC	Delaware
Buckeye Pipe Line Company, L.P.	Delaware
Buckeye Pipe Line Holdings, L.P.	Delaware
Buckeye Pipe Line Transportation LLC	Delaware
Buckeye Pitons Limited	Saint Lucia
Buckeye Port Reading Terminal LLC	Delaware
Buckeye Products Pipe Line, L.P.	Delaware
Buckeye Railroad Holdings LLC	Delaware
Buckeye Raritan Bay Terminal LLC	Delaware
Buckeye Rochester Terminal LLC	Delaware
Buckeye St. Lucia Terminal Limited	Saint Lucia
Buckeye Syracuse Terminal LLC	Delaware
Buckeye Tank Terminals LLC	Delaware
Buckeye Terminals, LLC	Delaware
Buckeye Texas Hub LLC	Delaware
Buckeye Texas Logistics LLC	Delaware
Buckeye Texas Partners LLC	Delaware
Buckeye Texas Partners Holdings LLC	Delaware
Buckeye Texas Processing LLC	Delaware
Buckeye West Indies Holdings GP LLC	Delaware
Buckeye West Indies Holdings LP	Cayman Islands
Cul de Sac Agencies, Limited	Saint Lucia
Everglades Pipe Line Company, L.P.	Delaware
Ferrysburg Terminal, LLC	Delaware
FR Borco Coop Holdings GP Limited	Cayman Islands
FR Borco Coop Holdings Limited	Cayman Islands

FR Borco Coop Holdings, L.P.	Cayman Islands
FR Borco Holdings L.P.	Cayman Islands
FR Borco Holdings Limited	Cayman Islands
FR Borco Topco L.P.	Cayman Islands
Gulf Coast Pipe Line, L.P.	Delaware
Gulf Coast/Products GP Holding LLC	Delaware
Gulf Coast/Products Holding L.P.	Delaware
Hannibal Terminal LLC	Delaware
Laurel Pipe Line Company, L.P.	Delaware
MainLine GP LLC	Delaware
MainLine L.P.	Delaware
NORCO Pipe Line Company, LLC	Delaware
South Portland Terminal LLC	Delaware
St. Lucia International Petrol Company Limited	Saint Lucia
TTL Services LLC	Delaware
WesPac Pipelines—Memphis LLC	Nevada
WesPac Pipelines—Reno LLC	Delaware
WesPac Pipelines—San Diego LLC	Delaware
Wood River Pipe Lines LLC	Delaware